(Exhibit 10.41)
                               XYNERGY CORPORATION

                                  [Letterhead]

June 1, 2004

                                                 Via Facsimile & Federal Express

Elliott Weinberg
Weinberg & Company, PA
6100 Glades Road, Suite 314
Boca Raton, Florida 33434

Re:   2003 Audit - Non-performance/Unreasonable Delays

Dear Elliott:

We now have an "E" on our symbol because your firm could not complete the audit in a timely fashion. While we have repeatedly informed you (in writing) that this situation would greatly damage our company, your attitude has been apathetic at best. There is absolutely no explanation for the delay in your completion of the audit report, given the following facts:

OVERVIEW OF XYNERGY OPERATIONS FOR 2003:

A)    ONE CONTROL PERSON, ONE EMPLOYEE, ONE SIGNATORY

B)    ONE CHECKING ACCOUNT - (AN AVERAGE OF .035 ENTRIES PER DAY/LESS THAN ONE)

      o     108 CHECKS WRITTEN
      o     16 DEPOSITS
      o     RECONCILED EACH AND EVERY MONTH WITH COMPUTER REPORT
      o     ENDING BALANCE OF UNDER $600/HIGHEST BALANCE FOR THE YEAR WAS
            $10,000

C)    LESS THAN FIVE SALES TRANSACTIONS, UNDER $100

D)    ELEVEN (11) ISSUANCES OF STOCK OVERVIEW OF WEINBERG ("WBG") AUDIT FOR
      XYNERGY:

E)    FOUR PEOPLE WORKING ON AUDIT:

      o     XXXXXXXXXXX
      o     XXXXXXXXXXX
      o     XXXXXXXXXXX
      o     XXXXXXXXXXX

F)    COMMENCEMENT DATE MARCH 4, 2004

G) INVENTORY VERIFICATION (UPON THE RECOMMENDATION OF XXXX XXXX, THE COMPANY RECOUNTED THE INVENTORY TO VERIFY ITS TRUE VALUE) - IN THE END WBG DECIDED TO REDUCE IT TO THE ORIGINAL AMOUNT, A FUTILE EXERCISE THAT PROVED COSTLY/TIME-CONSUMING H) BANK CONFIRMATION - I SIGNED ONE ON MARCH 4, WHICH WAS LOST BY WBG. I LATER HAD TO TYPE A NEW ONE MYSELF AND RESEND IT TO WBG.


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Elliott Weinberg
June 1, 2004
Page two

I) DOCUMENT REQUESTS TO XYNERGY: XYNERGY COMPLIED WITH ALL REQUESTS (USUALLY ON THE SAME DAY). HOWEVER, APPROXIMATELY 80-90% OF THE DOCUMENTS PRODUCED WERE LOST AND HAD TO BE RE-SENT TO WBG MORE THAN ONCE.

J)    MAY 28, 2004-REPORT STILL NOT COMPLETE 46 DAYS LATER (MARCH 4)

Altogether, Xynergy sent 19 correspondences to your firm, delineating either attachments for requests or informing you of our urgency to complete the audit.

Problems with the Schiffer/2002 Audit

We have learned this week that Mr. Schiffer is in a situation where he cannot give you his work papers. However, I distinctly remember being in Mr. Hawkin's office wherein he and Janet were referring to Schiffer's documents.

Nonetheless, if the audit had been conducted in a reasonably timely fashion, we would have learned of this long ago.

Confronted with these facts and our situation, I can only assume that you misrepresented your and your firm's ability to perform our audit in a timely fashion. IF YOU CANNOT COMPLETE OUR AUDIT WITHIN TWO WEEKS (JUNE 14, 2004) WHICH INCLUDES THE RE-AUDIT OF 2002 THAT XXXXX SAID WAS ABSOLUTELY NECESSARY, INFORM US IMMEDIATELY. THIS IS A "YES" OR "NO" QUESTION. ED ROSE, OUR OUTSIDE COUNSEL, WILL BE CALLING YOU FOR AN ANSWER, HIS CELL NUMBER IS (760) 580-7511.

KNOW THIS: IN THE EVENT THAT XYNERGY IS DE-LISTED FOR FAILURE TO FILE THE AUDITED 10KSB, WE WILL SEEK ALL LEGAL REMEDIES AGAINST YOU PERSONALLY, AND YOUR COMPANY. ADDITIONALLY, I CONSIDER THIS PROFESSIONAL INCOMPETENCE AND WOULD BE FORCED TO FILE A COMPLAINT WITH THE CALIFORNIA CPA BOARD AND ANY OTHER REGULATORY AGENCIES.

Sincerely,


/s/
-----------------------------------
Raquel Zepeda
President

cc:   Edward A. Rose, Jr.


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